SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                        COLLEGE RETIREMENT EQUITIES FUND
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies: N/A

     (2)  Aggregate number of securities to which transaction applies: N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

     (4)  Proposed maximum aggregate value of transaction: N/A

     (5)  Total fee paid: N/A

[ ]  Fee paid previously with preliminary materials.

[ ] Checkbox if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid: N/A

     (2)  Form, Schedule or Registration Statement No.: N/A

     (3)  Filing Party: N/A

     (4)  Date Filed: N/A

[CREF LOGO]  COLLEGE RETIREMENT EQUITIES FUND
             730 Third Avenue
             New York, New York 10017-3206




NOTICE OF ANNUAL MEETING -- NOVEMBER 14, 2000

The College Retirement Equities Fund (CREF) will hold its annual meeting of participants at 730 Third Avenue, New York, New York, on November 14, 2000, at 10:00 a.m. The meeting agenda is:

     1. To elect four trustees to serve for the next four years and until their successors are elected and qualified;

     2. To approve the selection of Ernst & Young LLP as the independent auditors for CREF for the fiscal year ending December 31, 2000;

     3.   To vote on the participant proposals presented in the proxy statement;
          and

     4. To address any other business that may properly come before the meeting.

The Board of Trustees has set September 30, 2000, as the record date for determining the number of votes entitled to be cast. You may vote at the meeting only if you had CREF voting rights as of September 30, 2000.


                                              By order of the Board of Trustees,


                                              /s/ E. LAVERNE JONES
                                              --------------------
                                              E. Laverne Jones
                                              Secretary


PLEASE VOTE AS SOON AS POSSIBLE BEFORE THE ANNUAL MEETING, EVEN IF YOU PLAN TO ATTEND THE MEETING. YOU CAN VOTE QUICKLY AND EASILY BY TOLL FREE TELEPHONE CALL, OVER THE INTERNET OR BY MAIL. JUST FOLLOW THE SIMPLE INSTRUCTIONS THAT APPEAR ON YOUR ENCLOSED PROXY CARD. SINCE WE CAN'T HOLD THE MEETING UNLESS A QUORUM IS REACHED, PLEASE HELP CREF AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

IF YOU PLAN TO ATTEND THE MEETING, PLEASE CALL 1 800 842-2776 TO OBTAIN AN ADMISSION PASS.


OCTOBER 12, 2000

COLLEGE RETIREMENT EQUITIES FUND


PROXY STATEMENT FOR ANNUAL MEETING
TO BE HELD ON NOVEMBER 14, 2000

The Board of Trustees of the College Retirement Equities Fund (CREF) has sent you this proxy statement to ask for your vote on several matters affecting CREF. The accompanying proxy will be voted at the annual meeting of CREF participants being held on November 14, 2000, at 10:00 a.m. at 730 Third Avenue, New York, New York. This proxy statement was mailed to participants starting on or about October 12, 2000.

HOW DO I VOTE?
You can vote in any one of four ways:

     (1) By marking, signing, and mailing the enclosed proxy card in the envelope provided;

     (2) Through the Internet at http://www.eproxyvote.com/tiaa-cref (or by going to our Web site at www.tiaa-cref.org);

     (3)  By telephone, by calling toll free 1 877 779-8683; or

     (4)  By voting in person at the annual meeting.

If you vote by Internet or telephone, please use the 14-digit "control" number that appears in the upper-left corner of your proxy card. PLEASE DON'T MAIL YOUR PROXY CARD IF YOU VOTE BY INTERNET OR TELEPHONE.

CAN I CANCEL OR CHANGE MY VOTE?

You can change or cancel your vote at any time up until voting results are announced at the annual meeting. You can do this by simply voting again -- by executing and returning a later-dated proxy card, voting through the Internet or by toll-free telephone call, voting in person at the meeting, or writing CREF's Secretary at 730 Third Avenue, New York, New York 10017-3206.

HOW DOES A PROXY WORK?

When you vote by proxy, you are instructing the agents named on the proxy card how to vote on your behalf at the meeting. If you don't specifically instruct them otherwise, they will vote FOR the election of the four nominees for trustee and FOR approval of Ernst & Young LLP as independent auditors for CREF for the fiscal year ending December 31, 2000, and AGAINST the participant proposals presented in this proxy statement. At this time, we don't know of any other matters being presented at the meeting. If other matters are brought before the meeting, the proxy agents will vote the proxies using their own best judgment, as allowed by the proxy.

WHO MAY VOTE; HOW MANY VOTES DO I GET?

Only participants in certain accounts will be eligible to vote on the participant proposals. The following table shows which accounts' participants may vote for each item on the proxy ballot:"

                                               ALL ACCOUNTS
                                             EXCEPT THE SOCIAL   SOCIAL CHOICE
                              ALL ACCOUNTS     CHOICE ACCOUNT    ACCOUNT ONLY
================================================================================
Trustee Election                   X
--------------------------------------------------------------------------------
Independent Auditors               X
--------------------------------------------------------------------------------
Participant Proposal I             X
--------------------------------------------------------------------------------
Participant Proposal II                              X
--------------------------------------------------------------------------------
Participant Proposal III                                                X
--------------------------------------------------------------------------------

Each person having voting rights on September 30, 2000, may vote at the meeting. On September 20, 2000, there were 177,650,261,603.51 total votes eligible to be cast, broken down as follows:

             Stock Account - 131,211,438,086.63 votes
             Social Choice Account - 4,273,135,608.76 votes
             Money Market Account - 6,655,067,226.43 votes
             Global Equities Account - 9,304,721,524.41 votes
             Bond Market Account - 2,884,366,703.19 votes
             Growth Account - 17,714,030,330.00 votes
             Inflation-Linked Bond Account - 316,105,598.55 votes
             Equity Index Account - 5,291,396,525.54 votes

The number of votes you have is equal to the dollar value of your accumulation in each CREF account on September 30, 2000. If you are receiving annuity payments, the number of votes you have is equal to the dollar amount held on September 30, 2000 in the annuity fund of each CREF account to meet our annuity obligations to you. We will count fractional votes.

HOW MANY VOTES ARE NEEDED FOR A QUORUM OR TO PASS A VOTE?

We will have a quorum for the meeting if 10 percent of the votes entitled to be cast are voted. Abstentions are counted in determining whether a quorum has been reached. The outcome of the election of trustees, the appointment of the independent auditors, and the participant proposal votes will be decided by a majority of the eligible votes present in person or represented by proxy. Abstentions are not counted in determining the actual voting results. No votes are cast by brokers.


I.  ELECTION OF TRUSTEES

CREF's Board of Trustees is divided into four classes, with one class of four trustees elected each year for a term of four years. At this annual meeting, you will be electing four trustees to serve for four years and until their successors are elected and qualified. Three of the nominees currently serve on CREF's Board of Trustees and have been renominated to serve for another term. An additional nominee currently serves on TIAA's Board of Trustees and his term on that board will be expiring soon after this election.

Below is information about the nominees and continuing trustees. Note that in addition to the information listed, each of the CREF trustees currently serving also serves on the board of trustees of TIAA-CREF Mutual Funds and TIAA-CREF Institutional Mutual Funds.

NOMINEES FOR TRUSTEES

      [PHOTO OF         JOHN H. BIGGS,* 64, is chairman, president, and chief
    JOHN H. BIGGS]      executive officer of CREF and TIAA. Mr. Biggs also
                        serves as a trustee of TIAA, TIAA-CREF Investment
  Trustee since 1983    Management, LLC (Investment Management) and TIAA-CREF
                        Individual & Institutional Services, Inc. (Services), and is a director of Teachers Personal Investors
                        Services, Inc. (TPIS), Teachers Advisors, Inc.
                        (Advisors) and TIAA-CREF Trust Company, FSB. Mr. Biggs is a director of The Boeing Company, Ralston Purina
                        Company, the National Bureau of Economic Research, and
                        United Way of New York City. He is a trustee of the Church Pension Fund (Episcopal), The Danforth
                        Foundation, the Financial Accounting Foundation, the
                        International Accounting Standards Committee, and
                        Washington University in St. Louis. Mr. Biggs received an A.B. from Harvard University and a Ph.D. from Washington University in St. Louis.

      [PHOTO OF         MARTIN J. GRUBER, 63, has been Nomura Professor of
  MARTIN J. GRUBER]     Finance at the New York University Stern School of
                        Business since 1987 and served as chairman of its Department of Finance from 1989 to September 1997. Dr.
                        Gruber has served as a trustee of TIAA since 1996. Dr.
                        Gruber is a past president of the American Finance
                        Association. He also serves on the boards of Deutsche
                        Asset Management B.T. Funds, the S.G. Cowen family of
                        Funds, Japan Equity Fund Inc., Singapore Equity Fund,
                        Inc., and the Thai Equity Fund, Inc. He received an S.B.
                        from the Massachusetts Institute of Technology and an M.B.A. and Ph. D. from the Columbia University Graduate
                        School of Business.

      [PHOTO OF         MARJORIE FINE KNOWLES, 61, is a professor of law at
MARJORIE FINE KNOWLES]  Georgia State University College of Law, where she also served as dean until 1991. Formerly, she was a professor
  Trustee since 1983    of law at the University of Alabama College of Law. Ms.
                        Knowles is a director of the Center for Working Captial and on the board of advisors for the International
                        Center for Corporate Governance and Accountability. She is also a consultant for the Ford Foundation. She received her A.B. from Smith College and her LL.B. from Harvard Law School.

      [PHOTO OF         ROBERT W. VISHNY, 41, is the Eric J. Gleacher
  ROBERT W. VISHNY]     Distinguished Service Professor of Finance at the
                        University of Chicago Graduate School of Business where
  Trustee since 1996    he has taught since 1985. He is also a founding partner
                        of LSV Asset Management, an investment management firm.
                        He is the former director of the program in corporate finance at the National Bureau of Economic Research. Dr.
                        Vishny received an A.B. from The University of Michigan and a Ph.D. from the Massachusetts Institute of Technology.


Each of the nominees has consented to serve if elected. If any nominee is unavailable to serve when the meeting is held, the proxy agents may cast your votes for a substitute chosen by the current Board of Trustees.

----------

* Because Messrs. Biggs and Leibowitz are officers of CREF, they are deemed to be "interested persons" of CREF within the meaning of the Investment Company Act of 1940. Mr. Longstreth may be considered an "interested person" of CREF because he is associated with a law firm that has acted as counsel to CREF.

CONTINUING TRUSTEES

      [PHOTO OF         ROBERT H. ATWELL, 69, has been president emeritus of the
  ROBERT H. ATWELL]     American Council on Education and a senior consultant
                        for A.T. Kearney since November 1996. Formerly, he was
  Trustee since 1989    president of the American Council on Education and
                        Pitzer College. Mr. Atwell is a trustee emeritus of St.
                        Norbert College, a trustee of Eckerd College, and a director of Education Management Corp. and Collegis,
                        Inc. Mr. Atwell received a B.A. from the College of Wooster and an M.A. from the University of Minnesota.
                        His current term as trustee expires in 2002.

      [PHOTO OF         ELIZABETH E. BAILEY, 61, is the John C. Hower Professor
 ELIZABETH E. BAILEY]   of Public Policy and Management at The Wharton School of
                        the University of Pennsylvania. Dr. Bailey is a director
  Trustee since 1986    of CSX Corporation and Philip Morris Companies Inc. She
                        is also a trustee of the National Bureau of Economic
                        Research, the Brookings Institution, and Bancroft
                        NeuroHealth. She received an A.B. from Radcliffe
                        College, an M.S. from Stevens Institute of Technology, and a Ph.D. from Princeton University. Her current term as trustee expires in 2002.

      [PHOTO OF         JOYCE A. FECSKE, 53, is vice president emerita at DePaul
  JOYCE A. FECSKE]      University. Until February 1994, she was vice president
                        for human resources at DePaul University. She received a
  Trustee since 1993    B.A. and an M.A. from DePaul University. Her current
                        term as trustee expires in 2001.

      [PHOTO OF         EDES P. GILBERT, 68, is acting president of Independent
   EDES P. GILBERT]     Education Services. Previously, she was head of The
                        Spence School and headmistress of the Mary Institute.
  Trustee since 1989    Ms. Gilbert serves as president of the board of trustees
                        of Lesley College and as a trustee of Friends Seminary.
                        After receiving a B.A. from Vassar College, Ms. Gilbert received an M.Ed. from Lesley College, Graduate School of Education. Her current term as trustee expires in 2001.

      [PHOTO OF         NANCY L. JACOB, 57, is president and managing principal
    NANCY L. JACOB]     of Windermere Investment Associates. She was previously
                        chairman and chief executive officer of CTC Consulting,
  Trustee since 1979    Inc. and executive vice president, U.S. Trust of the
                        Pacific Northwest. Dr. Jacob received a B.A. from the
                        University of Washington and a Ph.D. from the University of California, Irvine. Her current term as trustee expires in 2003.

CONTINUING TRUSTEES continued

      [PHOTO OF         MARTIN L. LEIBOWITZ,* 64, has been vice chairman and
 MARTIN L. LEIBOWITZ]   chief investment officer of CREF and TIAA since November
                        1995. He was executive vice president, Investments, CREF
  Trustee since 1995    and TIAA, from June 1995 to November 1995. Formerly, he
                        was a managing director--director of research, and a member of the executive committee of Salomon Brothers, Inc. Mr. Leibowitz is a trustee of TIAA and Investment
                        Management, and a director of Advisors and TIAA-CREF
                        Life Insurance Company. He is also president of Investment Management and Advisors and chief investment officer of TIAA-CREF Mutual Funds, TIAA-CREF
                        Institutional Mutual Funds, TIAA-CREF Life Funds, and
                        TIAA Separate Account VA-1. Mr. Leibowitz is a trustee of the Institute for Advanced Study at Princeton and the Research Foundation of the Institute of Chartered
                        Financial Analysts. He is also a member of The
                        Rockefeller University Council and the board of overseers of the New York University Stern School of
                        Business and a trustee of the Carnegie Corporation of New York. Mr. Leibowitz also serves on the investment advisory committee for the New York State Common
                        Retirement Fund and the University of Chicago. He received a B.A. and an M.S. from the University of Chicago, and a Ph.D. from New York University's Courant
                        Institute of Mathematical Sciences. His current term as trustee expires in 2003.

      [PHOTO OF         BEVIS LONGSTRETH,* 66, has been of counsel at the law
   BEVIS LONGSTRETH]    firm of Debevoise & Plimpton since 1998. Formerly, he
                        was a partner of the same firm. He was an adjunct
  Trustee since 1996    professor at Columbia University School of Law from 1994
                        to 1999. Mr. Longstreth is a member of the board of directors of AMVESCAP, PLC. He is also chairman of the finance committee of the Rockefeller Family Fund, and chairman of the investment committee of the Nathan
                        Cummings Foundation. He is a trustee of the New School
                        University and chairman of the board of Symphony Space, Inc. Mr. Longstreth received a B.S.E. from Princeton
                        University and a J.D. from Harvard University. His current term as trustee expires in 2003.

      [PHOTO OF         STEPHEN A. ROSS, 56, has been the Franco Modigliani
   STEPHEN A. ROSS]     Professor of Finance and Economics at the Sloan School
                        of Management at the Massachusetts Institute of
  Trustee since 1981    Technology since July 1998. He was previously the
                        Sterling Professor of Economics and Finance at the Yale
                        School of Management at Yale University. Dr. Ross is also co-chairman of Roll & Ross Asset Management Corp., a director of Freddie Mac, and Algorithmics, Incorporated, and a trustee of the California Institute of Technology. He received a B.S. from the California
                        Institute of Technology and a Ph.D. from Harvard
                        University. His current term as trustee expires in 2001.

      [PHOTO OF         EUGENE C. SIT, 62, is chairman, chief executive officer,
    EUGENE C. SIT]      and chief investment officer of Sit Investment
                        Associates, Inc. and Sit/Kim International Investment
  Trustee since 1991    Associates, Inc. Both are investment management firms.
                        He also serves as chairman and director of registered investment companies managed by Sit Investment
                        Associates, Inc. Mr. Sit currently serves as a trustee of Carleton College, the Minnesota Historical Society, the Minneapolis Institute of Arts, and the Minnesota
                        Orchestral Association. He received a B.S.C. from DePaul
                        University, and is both a Chartered Financial Analyst and Certified Public Accountant. His current term as trustee expires in 2003.

* See footnote on page 3

CONTINUING TRUSTEES continued

      [PHOTO OF         MACEO K. SLOAN, 50, has been the chairman and chief
    MACEO K. SLOAN]     executive officer of Sloan Financial Group, Inc. and NCM
                        Capital Management Group, Inc., since 1991. Mr. Sloan is
  Trustee since 1991    a director of SCANA Corporation, Mechanics and Farmers
                        Bancorp, Inc., the Calvert New World Fund, and Netdirect
                        Corporation. Mr. Sloan received a B.A. from Morehouse
                        College, an M.B.A. from Georgia State University, and a
                        J.D. from North Carolina Central University School of
                        Law. His current term as trustee expires in 2001.

      [PHOTO OF         DAVID K. STORRS, 56, has been president and chief
   DAVID K. STORRS]     executive officer of Alternative Investment Group,
                        L.L.C., an investment management firm, since August
  Trustee since 1994    1996. From January 1996 to October 1996, he was adviser
                        to the president, The Common Fund, a collective investment vehicle for college and university endowments. He had been president and chief executive officer of The Common Fund since January 1993. He is also a director of thirteen money market funds sponsored by Alliance Capital Management. He received a B.A. from
                        Yale University and an M.B.A. from Harvard University
                        Graduate School of Business Administration. His current term as trustee expires in 2002.

ROBERT M. LOVELL, JR., 70, is also a current trustee wh will be retiring from the Board shortly following the CREF Annual Meeting. He is a founding partner of First Quadrant L.P., an investment management firm. Previously, he was chairman and chief executive officer of First Quadrant Corp., its predecessor.


As of September 20, 2000: (1) none of the trustees owned as much as 1% of the outstanding voting securities of any CREF account; and (2) trustees and officers, as a group, did not own more than 1% of the outstanding voting securities of any account.


COMMITTEES

Every year the board appoints certain committees with specific responsibilities for aspects of CREF's operations. Included among these are:

(1) An Audit Committee, consisting solely of independent trustees who are not officers of CREF, which audits and examines the records and affairs of CREF as it deems necessary, using independent auditors or others. The Audit Committee has adopted a formal written charter which is available upon request. During 1999, the Audit Committee held six meetings. The current members of the Audit Committee are Dr. Jacob (chair), Mr. Lovell, Mr. Sloan, and Dr. Vishny.

(2) A Finance Committee, which oversees the management of CREF investments subject to appropriate oversight by the full board. During 1999, the Finance Committee held four meetings. The current members of the Finance Committee are Mr. Biggs (chair), Dr. Jacob, Ms. Knowles, Mr. Leibowitz, Mr. Longstreth, Mr. Lovell, Dr. Ross, Mr. Sit, Mr. Sloan, Mr. Storrs, and Dr. Vishny.

(3) A Corporate Governance and Social Responsibility Committee, consisting solely of trustees who are not officers of CREF, which addresses all corporate social responsibility and corporate governance issues including the voting of CREF shares and the initiation of appropriate shareholder resolutions. During 1999, the committee held five meetings. The current members of the Corporate Governance and Social Responsibility Committee are Mr. Atwell (chair), Dr. Bailey, Ms. Gilbert, Ms. Knowles, Mr. Longstreth, and Mr. Storrs.

(4) An Executive Committee, which generally is vested with full board powers between board meetings on matters not specifically addressed by the full board. During 1999, the committee held five meetings. The current members of the Executive Committee are Mr. Biggs (chair), Mr. Atwell, Dr. Bailey, Ms. Fecske, Mr. Leibowitz, Mr. Longstreth, and Mr. Sit.

(5) A Nominating and Personnel Committee, consisting solely of trustees who are not officers of CREF, which nominates certain CREF officers and the standing committees of the board, and recommends candidates for election as trustees. During 1999, the committee held seven meetings. The current members of the Nominating and Personnel Committee are Ms. Gilbert (chair), Mr. Atwell, Dr. Bailey, Ms. Fecske, Dr. Ross, and Mr. Sit.

The Nominating and Personnel Committee will consider potential nominees for trustees recommended by participants. Any participant who wants to recommend a future candidate should write the name of the individual in the space provided on the proxy card, or, if voting through the Internet, should note their recommended nominee in the "Comments" section. (No recommendations may be made through our telephone voting facility.) In addition, participants may recommend nominees to the CREF Board of Overseers by writing to: Secretary, CREF Board of Overseers, 730 Third Avenue, New York, New York 10017-3206.

MEETINGS

There were three meetings of the Board of Trustees during 1999. All trustees attended at least 75% of the meetings of the Board of Trustees and board committees on which they served.

TRUSTEE COMPENSATION

The following table shows compensation information for the trustees who are not officers of CREF (non-officer trustees) for the year ended December 31, 1999. The TIAA-CREF fund complex referred to in the last column consists of six investment companies: CREF, TIAA Separate Account VA-1, TIAA-CREF Life Separate Account VA-1, TIAA-CREF Life Funds, TIAA-CREF Mutual Funds, and TIAA-CREF Institutional Mutual Funds.

                                          LONG-TERM PERFORMANCE        TOTAL
                             AGGREGATE     DEFERRED COMPENSATION   COMPENSATION
                            COMPENSATION    ACCRUED AS PART OF    FROM TIAA-CREF
NAME                          FROM CREF       CREF EXPENSES        FUND COMPLEX
================================================================================
Robert H. Atwell             $54,483.87         $12,379.94          $56,500.00
--------------------------------------------------------------------------------
Elizabeth E. Bailey          $57,463.93         $12,379.94          $59,500.00
--------------------------------------------------------------------------------
Gary P. Brinson(1)           $ 7,696.86         $ 3,113.93          $ 7,750.00
--------------------------------------------------------------------------------
Joyce A. Fecske              $48,533.69         $12,379.94          $50,500.00
--------------------------------------------------------------------------------
Edes P. Gilbert              $61,918.95         $12,379.94          $64,000.00
--------------------------------------------------------------------------------
Stuart Tse Kong Ho           $39,614.60         $12,379.94          $41,500.00
--------------------------------------------------------------------------------
Nancy L. Jacob               $45,564.96         $12,379.94          $47,500.00
--------------------------------------------------------------------------------
Marjorie Fine Knowles(2)     $44,086.47         $12,379.94          $44,500.00
--------------------------------------------------------------------------------
Jay O. Light(1)              $32,197.14         $12,379.94          $34,000.00
--------------------------------------------------------------------------------
Bevis Longstreth             $45,568.33         $12,379.94          $46,000.00
--------------------------------------------------------------------------------
Robert M. Lovell, Jr.(2)     $42,593.96         $12,379.94          $47,500.00
--------------------------------------------------------------------------------
Stephen A. Ross(2)           $44,088.33         $12,379.94          $44,500.00
--------------------------------------------------------------------------------
Eugene C. Sit                $52,996.65         $12,379.94          $55,000.00
--------------------------------------------------------------------------------
Maceo K. Sloan               $44,080.04         $12,379.94          $46,000.00
--------------------------------------------------------------------------------
David K. Storrs              $44,079.88         $12,379.94          $46,000.00
--------------------------------------------------------------------------------
Robert W. Vishny             $48,531.37         $12,379.94          $50,500.00
--------------------------------------------------------------------------------

(1) Messrs. Brinson and Light separated from the Board effective January 31, 1999 and November 1, 1999, respectively.

(2) This trustee elected to defer payment of his/her compensation. A portion of the compensation was deferred under a voluntary deferred compensation plan for non-officer trustees which was closed to future participation in 1986 and terminated as to future contributions as of June 30, 1998, and a portion was deferred under a new plan which went into effect on July 1, 1998.

CREF's long-term performance deferred compensation plan for non-employee trustees is an unfunded plan, to which annual contributions equal to half the amount of the basic annual trustee stipend are allocated to notional CREF and TIAA accounts chosen by the individual trustee. Benefits will normally be paid in a lump sum after the trustee leaves the board. Under a separate voluntary deferred compensation plan, which went into effect on July 1, 1998, non-employee trustees also have the option to defer payment of their compensation and allocate it to notional TIAA and CREF accounts chosen by the individual trustee. Benefits under that plan are also normally paid in a lump sum after the trustee leaves the board.

Trustees who are active officers of CREF or TIAA do not receive any additional compensation for their services as trustees.


II. APPROVING THE SELECTION OF INDEPENDENT AUDITORS

Ernst & Young LLP (Ernst & Young) served as independent auditors to CREF for the fiscal year ended December 31, 1999. At a meeting held on May 17, 2000, the CREF Board of Trustees, including a majority of non-officer trustees, again selected Ernst & Young to serve as independent auditors for CREF for the fiscal year ending December 31, 2000, subject to participant approval. Ernst & Young performs independent audits of CREF's financial statements. To maintain auditor independence and avoid even the appearance of conflicts of interest, CREF, as a policy, does not engage Ernst & Young for management advisory or consulting services. Representatives of Ernst & Young will be present at the annual meeting to respond to questions.


III. ADDITIONAL INFORMATION

EXECUTIVE OFFICERS

Below is information about each CREF executive officer. These executive officers are selected annually by the Board of Trustees. Messrs. Biggs and Leibowitz, who are trustees and whose positions with CREF are described above, are not listed again here. Note that in addition to the information listed below, all CREF executive vice presidents also serve in that same capacity for TIAA-CREF Mutual Funds and TIAA-CREF Institutional Mutual Funds, unless otherwise noted.

RICHARD J. ADAMSKI, 58, vice president and treasurer, CREF and TIAA, since March 1991. Mr. Adamski is also vice president and treasurer of TIAA-CREF Investment Management, LLC (Investment Management), TIAA-CREF Individual & Institutional Services, Inc. (Services), Teachers Personal Investors Services, Inc. (TPIS), Teachers Advisors, Inc. (Advisors), TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds (Institutional Funds), TIAA Separate Account VA-1 (VA-1), TIAA-CREF Life Funds (Life Funds), TIAA-CREF Life Insurance Company (TIAA-CREF Life), and TIAA-CREF Tuition Financing, Inc. (Tuition Financing).

C. VICTORIA APTER, 57, executive vice president, CREF and TIAA, since January 2000; prior to that, vice president, Retirement Services, CREF and TIAA.

SCOTT C. EVANS, 41, executive vice president, CREF and TIAA, since September 1997; from March 1997 to September 1997, managing director--CREF Account, CREF and TIAA; from March 1994 to March 1997, second vice president, CREF and TIAA. Mr. Evans is executive vice president of Investment Management, Advisors, VA-1, and the Life Funds. Mr. Evans is also a director of TIAA-CREF Life.

MARTIN E. GALT, III, 58, executive vice president and president, TIAA-CREF Investment Products, CREF and TIAA, since February 2000. From February 1997 to January 2000, Mr. Galt was executive vice president and president, Institutional Investments, of Bank of America (formerly, NationsBank) and principal investment officer of NationsBank. Prior to that, he was president, Boatman's Trust Company. Mr. Galt is currently president of VA-1 and the Life Funds, a director and executive vice president of TIAA-CREF Life, and a director of TIAA-CREF Trust Company, FSB.

RICHARD L. GIBBS, 53, executive vice president, CREF and TIAA, since March 1993. Mr. Gibbs is also executive vice president of Investment Management, Advisors, and Tuition Financing, executive vice president and chief financial officer of VA-1, the Life Funds, and TIAA-CREF Life, and a director of TIAA-CREF Life and Tuition Financing.

DON W. HARRELL, 62, executive vice president, CREF and TIAA, since March 1992. Mr. Harrell is a director of TIAA-CREF Life.

IRA J. HOCH, 50, executive vice president, CREF and TIAA, since March 2000; prior to that, vice president, Retirement Services, CREF and TIAA.

MATINA S. HORNER, 61, executive vice president, CREF and TIAA, since December 1989. She was previously president of Radcliffe College. Dr. Horner is chair of the board of trustees of MGH Institute of Health Professions and Fund for the City of New York. She also serves as a director of TIAA-CREF Life, NSTAR (formerly Boston Edison Company), the Greenwall Foundation, and The Neiman Marcus Group, and as a trustee of the Massachusetts General Hospital, the Century Foundation, and the Women's Research & Education Institute.

E. LAVERNE JONES, 51, vice president and corporate secretary, CREF and TIAA, since August 1998; prior to that, senior counsel. She is also vice president and corporate secretary of TIAA-CREF Mutual Funds and TIAA-CREF Institutional Mutual Funds.

HARRY I. KLARISTENFELD, 50, executive vice president and chief actuary, CREF and TIAA, since March 2000; prior to that, vice president and chief actuary, Retirement Services, CREF and TIAA. Mr. Klaristenfeld is also executive vice president and chief actuary of Services. He serves on the boards of Yeshiva Tiferes Yisroel and the National Society of Hebrew Day Schools.

JOHN J. MCCORMACK, 56, executive vice president and group president, TIAA-CREF Enterprises, CREF and TIAA, since November 1999; prior to that, executive vice president and president, TIAA-CREF Enterprises, CREF and TIAA. Mr. McCormack is a director, chairman, president and chief executive officer of TIAA-CREF Life, director and president of TPIS and Tuition Financing, a director of the TIAA-CREF Trust Company, FSB, chairman of the management committee of VA-1, and chairman of the board of the Life Funds. He is on the boards of St. Bonaventure University, the Employee Benefit Research Institute, and the Investment Company Institute.

FRANCES NOLAN, 43, executive vice president, CREF and TIAA, since January 2000; prior to that, vice president, Retirement Services, CREF and TIAA.

DEANNE J. SHALLCROSS, 51, executive vice president, CREF and TIAA, since June 1998; prior to that, vice president, Marketing, CREF and TIAA. Ms. Shallcross is also executive vice president of Services, VA-1 and the Life Funds. She is on the board of the Marketing Science Institute.

DAVID A. SHUNK, 53, executive vice president, CREF and TIAA, since June 1998; prior to that, vice president, Institutional & Individual Consulting Services, CREF and TIAA. Mr. Shunk is president and chief executive officer of Services and a director of TIAA-CREF Trust Company, FSB.

JOHN A. SOMERS, 56, executive vice president, CREF and TIAA, since April 1996; prior to that, senior vice president, Mortgage and Real Estate, CREF and TIAA. Mr. Somers is also executive vice president of the Life Funds, Investment Management, VA-1, and Advisors and a director of TIAA-CREF Life. He is on the boards of the Guardian Life Insurance Company of America, the Emigrant Savings Bank, and the Community Preservation Corporation.

CHARLES H. STAMM, 61, executive vice president and general counsel, CREF and TIAA. Mr. Stamm also serves as a trustee of Investment Management and Services, as a director of TPIS, Advisors, TIAA-CREF Trust Company, FSB, Tuition Financing, and TIAA-CREF Life and as executive vice president and general counsel of VA-1, the Life Funds, and Tuition Financing.

MARY ANN WERNER, 55, executive vice president and president, TIAA Shared Services, CREF and TIAA, since January 2000 and executive vice president, CREF and TIAA, since June 1998; prior to that, vice president, CREF and TIAA. She is also executive vice president of VA-1 and Services, and a director and executive vice president of TIAA-CREF Life. She is on the board of the Regional Plan Association.

JAMES A. WOLF, 55, executive vice president and president, TIAA Retirement Services, CREF and TIAA, since January 2000 and executive vice president, CREF and TIAA, since June 1998; prior to that, vice president, Corporate MIS, CREF and TIAA. He is a trustee of Services.


INVESTMENT ADVISORY AND DISTRIBUTION ARRANGEMENTS

TIAA-CREF Investment Management, LLC (Investment Management) manages the assets in each CREF account. It is a nonprofit subsidiary of TIAA, and provides its services at cost. Investment Management is registered as an investment adviser under the Investment Advisers Act of 1940, although it is not considered an investment adviser under the Investment Company Act of 1940 because it provides its services at cost. CREF's certificates are distributed by TIAA-CREF Individual & Institutional Services, Inc. (Services), another nonprofit subsidiary of TIAA. Services is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The TIAA Board of Overseers, a New York membership corporation, owns all of the stock of TIAA.

The address for Investment Management and Services is 730 Third Avenue, New York, New York 10017-3206.

IV. PARTICIPANT PROPOSALS

PARTICIPANT PROPOSAL I

All CREF participants can vote on the first participant proposal. Votes will not be tallied separately for each CREF account.

David I. Caplan, 41 Madison Avenue, Apt. 9B, Madison, New Jersey 07940, owning
172.654 accumulation units in the CREF Stock Account, has given notice that he intends to present the following resolution at the annual meeting:

     No further funds of CREF shall be invested in any entity brought to its attention that publicly advocates firearm control or firearm prohibition legislation.


OPPOSING STATEMENT OF THE BOARD OF TRUSTEES

THE BOARD OF TRUSTEES RECOMMENDS A VOTE AGAINST THE PROPOSAL AND URGES ALL PARTICIPANTS TO READ CAREFULLY THE FOLLOWING STATEMENT BEFORE CASTING THEIR VOTE.

Proponent has asked participants to consider a proposal that would prohibit CREF from investing in companies that publicly support gun control. Regardless of the social cause advocated, CREF's management has consistently taken the position that, except for the screens in the Social Choice Account, we will not impose subjective social standards on CREF's investment program. We could not run an effective investment program that gives financial concerns the highest priority if we sought to accommodate the diverse social agendas of each of our more than two million participants. This proposal, which advocates a position which is likely to be controversial among our many participants, underscores the merit of this long-held position.

For this reason, the board recommends a vote against the proposal.


PARTICIPANT PROPOSAL II

Because the second participant proposal concerns CREF's tobacco-related investments, participants in all CREF accounts, except the Social Choice Account, can vote on it. Since the proposal would affect participants in each of these accounts differently, the votes will be tallied separately for each account.

Dr. Douglas C. Kelley, 910 Sunset Road, Ann Arbor, Michigan 48103, owning 7.691 annuity units in the CREF Stock Account, Dr. Eugene Feingold, 352 Hilldale Drive, Ann Arbor, Michigan 48105, owning 7,094.725 accumulation units in the CREF Stock Account, 9,651.410 accumulation units in the CREF Bond Market Account and 2,702.937 accumulation units in the CREF Global Equities Account, Thomas F. Hogan, M.D., 429 Civitan Street, Morgantown, West Virginia 26505, owning 8,078.925 accumulation units of the CREF Money Market Account, and C. Everett Koop, M.D., 3 Ivy Pointe Way, Hanover, New Hampshire 03755, owning 23.775 annuity units in the CREF Stock Account, have given notice that they intend to present the following resolution at the annual meeting:

     For both ethical and financial reasons, participants request CREF: 1) To announce that CREF will make no additional tobacco-related investments, and
     2) To begin an orderly divestment of all tobacco investments.


PARTICIPANTS' SUPPORTING STATEMENT

Despite the sharp decline in value of CREF's tobacco stocks, CREF persists in supporting the most lethal consumer products in America, with educators' prestige and credibility and with over $668 million of educators' retirement savings, invested in 17 tobacco corporations (71% of it in over 20 million shares of Philip Morris).

In a carefully reasoned report an Advisory Committee on Tobacco Investments appointed by the University of Michigan's President has unanimously recommended total UM tobacco divestment. These are excerpts from the committee's report:

"Tobacco companies make a product that is unique in its capacity to cause death in its intended use...Tobacco use kills more people in this country each year than alcohol, illicit drugs, automobile accidents, violent crime, and AIDS combined...It is also estimated that, globally, smoking will cause 150 million deaths in the first quarter and another 300 million in the second quarter of the new century."

"Not only is tobacco by far the deadliest product on earth, according to the current overwhelming scientific consensus, it is...also one of the most addictive...Only 10 percent of...would be quitters...achieve success."

"Most nicotine addiction, and thus most long-term smoking, begins when smokers are teenagers, at an age when they are least likely to understand the full, long-term implications of their decision to start...`The net effect of this is that among children living in America today, five million will die an early, preventable death because of a decision made as a child.' "

"There is also substantial evidence that tobacco companies have, for many years, focused their marketing efforts on children and have explicitly tried to get children hooked on smoking..."

" 'Today's teenager is tomorrow's potential regular customer, and the overwhelming majority of smokers first begin while still in their teens...The smoking patterns of teenagers are particularly important to Philip Morris' - From a 1981 Philip Morris internal document."

"The brazen dishonesty of the tobacco industry for so many years about a matter of such enormous public health significance is...unquestionably antithetical to the core missions of the University. The industry's ... efforts actively to hide its own damning tobacco and disease...its persistent public denials of any link between tobacco and disease...and its cynical and hypocritical attempt for years to cloak itself with the mantle of scientific legitimacy combine to constitute the most blatant and deplorable contradiction of academic values by a single business or industry..." [End of excerpts from the University of Michigan report.]

The Philip Morris director on the CREF board chairs CREF's Audit Committee and is a senior member of CREF's Nominating and Personnel Committee. We urge participants to vote for this proposal to replace CREF's tobacco stocks with other, more promising, non-lethal investments.


OPPOSING STATEMENT OF THE BOARD OF TRUSTEES

THE BOARD OF TRUSTEES RECOMMENDS A VOTE AGAINST THE PROPOSAL AND URGES ALL PARTICIPANTS TO READ CAREFULLY THE FOLLOWING STATEMENT BEFORE CASTING THEIR VOTE.

The trustees believe that EACH participant should have the individual choice to decide whether or not to invest in an account that may include tobacco stocks. This decision should not be made by the Board of Trustees or even by a vote of other participants.

The CREF accounts represent the pension contributions of over 2 million individual participants. The trustees acknowledge that tobacco divestiture and other issues relating to socially responsible investing touch upon deeply held personal beliefs shared by many of these CREF participants. Out of respect for these beliefs, CREF created the Social Choice Account, a balanced account that applies a number of social screens to its investment portfolio, including one for tobacco. With net assets of $4.2 billion as of June 30, 2000, the Social Choice Account is the largest social investment fund in the United States.

If we eliminated the stocks of the entire tobacco industry from each of the other CREF accounts, we would increase the chances that investment performance will vary considerably from an account's benchmark index in any given year. Tobacco stocks remain a small but important part of the benchmark indexes of the other CREF accounts. They currently comprise, for example, approximately .54% of the Russell 3000 Index and .53% of the Morgan Stanley Capital International World Index. Moreover, experience has shown that tobacco stocks can perform well even in times of uncertainty about tobacco litigation and legislation. We believe it is in participants' best financial interests to provide CREF's investment professionals with the broadest possible discretion to maintain the diversification and potential investment opportunities that have contributed to CREF's strong investment results over the years.

The trustees have long refused to impose subjective social standards on CREF's investment program. Moreover, we believe the proposal would eliminate an important personal choice that participants are now free to make. For these reasons, the board recommends a vote against the proposal.


PARTICIPANT PROPOSAL III

Because the third participant proposal concerns CREF's Social Choice Account, only participants in CREF's Social Choice Account can vote on it.

Daniel J. Beideck, 409 W. Price Street, Philadelphia, Pennsylvania 19144, owning
291.507 accumulation units in the CREF Social Choice Account, has given notice that he intends to present the following resolution at the annual meeting:

     The CREF Social Choice Account should be split into a Social Choice Stock Account and a Social Choice Bond Account. Existing shareholders would be given adequate notice prior to the split in order to choose the allocation between the two funds which will best meet their investment goals.


PARTICIPANTS' SUPPORTING STATEMENT

The Social Choice Account is a balanced account with a split between stocks and bonds of roughly 60/40. This split is selected by TIAA-CREF as an appropriate mix for long-term retirement portfolios. This may indeed be the case for many participants. However, this is not the case for everyone. The appropriate mix for someone a year away from retirement is not in general the same as someone who is 30 years away from retiring. One's investments outside of TIAA-CREF may also influence what mix of stocks and bonds inside of TIAA-CREF might be appropriate. Socially responsible investors should be offered an option just like other CREF investors are given options.

The Social Investment Forum has reported that social responsible investing (SRI) is up nearly 82% from two years ago and responsibly managed assets have grown at double the rate of conventional investments. It is not unreasonable to believe that offering more SRI choices will bring in additional investments. Indeed, a number of participant proposals for non-SRI funds in the past couple of years have essentially asked for social screens for those accounts. There are undoubtedly numerous investors in those funds, or another companies funds, because a balanced fund does not meet their investment objectives despite a desire for SRI.

Last year participant proposal IV was for a separate SRI stock fund to be created. The Board of Trustees opposed the proposal in part because "adding any new account involves significant allocation of personnel and resources to handle investment, management, administration, systems, consumer education, and marketing." Yet, TIAA-CREF has had the resources to add multiple other investment options during the past year. The Social Choice Account has over $4 billion in assets, which, as pointed out by TIAA-CREF numerous times, makes it "three times the size of the next largest socially screened fund." Dividing the fund in two clearly is not going to stretch resources too thin. In fact, TIAA-CREF may end up with bragging rights of having the largest 2 socially screened funds! But as the board of trustees has said, the expenditures required to start a new fund is justified only when they "best serve the long-term needs of our participants." Agreed. Now is the time to invest in the long-term needs of its SRI participants.


OPPOSING STATEMENT OF THE BOARD OF TRUSTEES

THE BOARD OF TRUSTEES RECOMMENDS A VOTE AGAINST THE PROPOSAL AND URGES ALL PARTICIPANTS TO READ CAREFULLY THE FOLLOWING STATEMENT BEFORE CASTING THEIR VOTE.

Management does not believe that splitting the current CREF Social Choice Account into a Social Choice Stock Account and a Social Choice Bond Account is the best use of CREF's resources.

The CREF Social Choice Account option was designed to meet the objectives of participants wanting to invest their retirement funds consistent with social criteria. We structured it as a balanced account, with a mix of stocks, bonds and money market instruments, to allow CREF participants to invest all of their long-term retirement savings in a socially-conscious manner and still be appropriately diversified. The Account has proved enormously successful and is currently the largest social investment fund in the world.

The Social Choice Account's success is a result of our dedication to providing one low-cost, well-designed social choice option for the retirement needs of the broadest cross-section of participants. While we understand that some socially-conscious investors may want additional choices, we've been able to keep our costs low and minimize potential investor confusion by avoiding a proliferation of accounts with similar objectives. We've chosen to devote our resources to providing a limited menu of quality investment options to serve the greatest number of participants.

Participants also should be aware that separating the equity and bond components of the existing Social Choice Account would not be simple or inexpensive. Separating the assets of the Account would require a special vote to obtain approval by a majority of the outstanding interests in the Account. The higher voting and quorum thresholds needed for such a fundamental change would require an aggressive proxy campaign and the use of proxy solicitors, the costs of which ultimately would be borne by CREF participants. Also, transferring assets from one account to set up another is replete with legal hurdles, possibly requiring exemptive relief from the Securities and Exchange Commission and approvals from state insurance departments.

Because of these hurdles and expense considerations, some might suggest that we instead add a new social choice equity account. However, as we pointed out in last year's proxy statement, this approach would also be expensive and divert company resources from other necessary projects. More importantly, when put to a vote last year, a proposal to add a social choice equity account received only 14% of the participant vote at the annual meeting - far from a clear participant mandate to add this new account option.

For these reasons, the board recommends a vote against the proposal.


V. OTHER MATTERS

MEANS OF SOLICITING PROXIES

This proxy solicitation will be conducted mainly by mail, telephone, and the Internet, but it may also be by any other method of electronic communication, or by personal interview. CREF bears all expenses connected with soliciting proxies; the expenses are included in the administrative expenses that are paid for from the net assets of each account.

PROPOSALS OF PERSONS WITH VOTING RIGHTS

Proposals submitted by or on behalf of participants to be included in the CREF proxy materials for the 2001 annual meeting must be received by CREF no later than June 14, 2001. Unless CREF is notified by August 28, 2001 of other matters that may be properly brought before the 2001 annual meeting by or on behalf of participants, the persons named in the proxy will have the discretion to vote on those matters as they see fit.

ANNUAL REPORTS

If you would like to see the most recent CREF semi-annual and annual reports, you can visit the TIAA-CREF Web site at www.tiaa-cref.org, or use our on-line request form to order print versions electronically. Or, you can call 1 800 842-2733, extension 5509 or write to CREF at 730 Third Avenue, New York, New York 10017-3206.

CREF's 2000 Proxy Telephone Script Template

PROXY CONTROL NUMBER VERFIY

o GREETING - WELCOME TO THE ELECTRONIC VOTING SYSTEM. PLEASE HAVE YOUR PROXY CARD OR VOTING INSTRUCTION SHEET OR BALLOT AVAILABLE BEFORE VOTING. (Not customizable)

o CONTROL NUMBER - ENTER THE VOTER CONTROL NUMBER AS IT APPEARS ON THE CARD FOLLOWED BY THE POUND SIGN. (Not customizable)

o HOLD - ONE MOMENT PLEASE WHILE WE VERIFY YOUR INFORMATION. (Not customizable)

o SECONDARY CONTROL NUMBER - ENTER THE LAST 4 DIGITS OF THE U.S. SOCIAL SECURITY NUMBER OR THE U.S. TAXPAYER IDENTIFICATION NUMBER FOR THIS ACCOUNT FOLLOWED BY THE POUND SIGN. (Not customizable)

o INVALID ENTRY OF CONTROL NUMBERS MESSAGE - WE ARE UNABLE TO AUTHENTICATE THE INFORMATION THAT YOU ENTERED. (Not customizable)

o DEFAULT AND MISKEY ERROR MESSAGE - WE ARE UNABLE TO PROCESS YOUR REQUEST AT THIS TIME. THANK YOU FOR CALLING. (Not customizable)


PROXY MAIN

VOTE NOT STARTED - THE TIME FRAME FOR THIS VOTE HAS NOT YET BEGUN. PLEASE CALL BACK LATER. (Not customizable)

VOTE HAS ENDED - THE TIME FRAME FOR THIS VOTE HAS ENDED. THANK YOU FOR CALLING. (Not customizable)

SPECIAL MESSAGE (99990NNN) - You are voting your 2000 CREF Proxy solicited by its Board of Trustees. {Pronounced as CREF phonetically}

LEGAL MESSAGE -

VOTE LEVEL (99980NNN) - Only participants in certain accounts are eligible to vote on certain issues. Please check your proxy card to confirm your voting eligibility. Your telephone vote is subject to the same terms and authorizations as indicated on the printed proxy card.

WITH THE BOARD VOTE PROMPT MESSAGE -

VOTE LEVEL MESSAGE (55550NNN) - To vote all proposals in accordance with the recommendations of the Board of Trustees press 1. If you wish to vote on each proposal one at a time, press 2.

CREF's 2000 Proxy Telephone Script Template


ANNOUNCEMENT MESSAGE (999XXNNN) - You will now vote for the Trustees Nominees. The Board of Trustees recommend a vote FOR each of the nominees listed on your ballot.

MULTIPLE DIRECTOR MESSAGE -

TRANSFER AGENT LEVEL MESSAGE - (04000PX2) - [333XXNNN=ITEM 1, ELECTION OF TRUSTEES]. TO VOTE FOR ALL NOMINEES, PRESS ONE. TO WITHHOLD FROM ALL NOMINEES, PRESS 2. TO WITHHOLD FROM INDIVIDUAL NOMINEES, PRESS 3.

DIRECTOR EXCEPTION MESSAGES -

VOTE LEVEL MESSAGE - (88200NNN) - For each nominee from whom you wish to withhold your vote enter the 2-digit number after the nominee names listed on the ballot followed by the pound key. Press the pound key again if you have completed your withholding.

WITHHOLD FROM SUBSEQUENT DIRECTOR MESSAGES -

VOTE LEVEL MESSAGE - (88300NNN) - To withhold your vote from another nominee enter the 2-digit number next to the name listed on the ballot followed by the pound key, or if you have completed your withholding, press pound key again.

INVALID DIRECTOR MESSAGES -

DEFAULT LEVEL MESSAGE - YOU HAVE ENTERED AN INVALID NOMINEE NUMBER.


PROPOSALS

FOR / AGAINST / ABSTAIN PROPOSALS -

ANNOUNCEMENT MESSAGE (999XXNNN) - You will now vote on the approval of Ernst & Young LLP as auditors. The Board of Trustees recommends a vote FOR this proposal.

VOTE LEVEL MESSAGE (00XX0NNN) - [333XXNNN=ITEM 2, APPROVAL OF AUDITORS]. To vote for, press 1; against, press 2; abstain press 3.

ANNOUNCEMENT MESSAGE (999XXNNN) - Participant Proposal 1 relating to companies supporting gun control. Participants in all accounts are eligible to vote on Participant Proposal 1. The Board of Trustees recommends a vote AGAINST this proposal.

VOTE LEVEL MESSAGE (00XX0NNN) - [333XXNNN=ITEM 3, PARTICIPANT PROPOSAL 1]. To vote for, press 1; against, press 2; abstain press 3.

ANNOUNCEMENT MESSAGE (999XXNNN) - Participants in all accounts except the CREF {Pronounced as CREF phonetically} Social Choice Account are eligible to vote on

CREF's 2000 Proxy Telephone Script Template


Participant Proposal 2. The Board of Trustees recommends a vote AGAINST this proposal.

ANNOUNCEMENT MESSAGE (999XXNNN) - Participant Proposal 2 relating to CREF's {Pronounced as CREF phonetically} tobacco-related investments.

VOTE LEVEL MESSAGE (00XX0NNN) - [333XXNNN=ITEM 4A, PARTICIPANT PROPOSAL 2 FOR YOUR GROWTH ACCOUNT HOLDINGS]. To vote for, press 1; against, press 2; abstain press 3.

ANNOUNCEMENT MESSAGE (999XXNNN) - Participant Proposal 2 relating to CREF's {Pronounced as CREF phonetically} tobacco-related investments.

VOTE LEVEL MESSAGE (00XX0NNN) - [333XXNNN=ITEM 4B, PARTICIPANT PROPOSAL 2 FOR YOUR GlOBAL EQUITIES ACCOUNT HOLDINGS]. To vote for, press 1; against, press 2; abstain press 3.

ANNOUNCEMENT MESSAGE (999XXNNN) - Participant Proposal 2 relating to CREF's {Pronounced as CREF phonetically} tobacco-related investments.

VOTE LEVEL MESSAGE (00XX0NNN) - [333XXNNN=ITEM 4C, PARTICIPANT PROPOSAL 2 FOR YOUR EQUITY INDEX ACCOUNT HOLDINGS]. To vote for, press 1; against, press 2; abstain press 3.

ANNOUNCEMENT MESSAGE (999XXNNN) - Participant Proposal 2 relating to CREF's {Pronounced as CREF phonetically} tobacco-related investments.

VOTE LEVEL MESSAGE (00XX0NNN) - [333XXNNN=ITEM 4D, PARTICIPANT PROPOSAL 2 FOR YOUR STOCK ACCOUNT HOLDINGS]. To vote for, press 1; against, press 2; abstain press 3.

ANNOUNCEMENT MESSAGE (999XXNNN) - Participant Proposal 2 relating to CREF's {Pronounced as CREF phonetically} tobacco-related investments.

VOTE LEVEL MESSAGE (00XX0NNN) - [333XXNNN=ITEM 4E, PARTICIPANT PROPOSAL 2 FOR YOUR MONEY MARKET ACCOUNT HOLDINGS]. To vote for, press 1; against, press 2; abstain press 3.

ANNOUNCEMENT MESSAGE (999XXNNN) - Participant Proposal 2 relating to CREF's {Pronounced as CREF phonetically} tobacco-related investments.

VOTE LEVEL MESSAGE (00XX0NNN) - [333XXNNN=ITEM 4F, PARTICIPANT PROPOSAL 2 FOR YOUR BOND MARKET ACCOUNT HOLDINGS]. To vote for, press 1; against, press 2; abstain press 3.

ANNOUNCEMENT MESSAGE (999XXNNN) - Participant Proposal 2 relating to CREF's {Pronounced as CREF's phonetically} tobacco-related investments.

CREF's 2000 Proxy Telephone Script Template


VOTE LEVEL MESSAGE (00XX0NNN) - [333XXNNN=ITEM 4G, PARTICIPANT PROPOSAL 2 FOR YOUR INFLATION-LINKED BOND ACCOUNT HOLDINGS]. To vote for, press 1; against, press 2; abstain press 3.

ANNOUNCEMENT MESSAGE (999XXNNN) - Participant Proposal 3 relating to splitting CREF's {Pronounced as CREF's phonetically} Social Choice Account. Only Participants in the CREF Social Choice Agreement are eligible to vote in Participant Proposal 3. The Board of Trustees recommends a vote AGAINST this proposal.

VOTE LEVEL MESSAGE (00XX0NNN) - [333XXNNN=ITEM 5, PARTICIPANT PROPOSAL 3]. To vote for, press 1; against, press 2; abstain press 3.

INTRODUCTION PLAYBACK MESSAGE -

DEFAULT LEVEL MESSAGE - YOU HAVE CAST YOUR VOTE AS FOLLOWS...

WITH THE BOARD PLAYBACK MESSAGE -

VOTE LEVEL MESSAGE (55540NNN) - You have cast your vote in the manner recommended by the Board of Trustees.

PLAYBACK MESSAGES FOR DIRECTORS - Depending on how a caller votes, there are 3 possible playback messages.

VOTED ALL DIRECTORS -

VOTE LEVEL MESSAGE (88500NNN) - You have voted for all Trustees on the ballot.

WITHHOLD FROM ALL DIRECTORS -

VOTE LEVEL MESSAGE (88600NNN) - You have voted to withhold your vote from all Trustees on the ballot.

DIRECTOR EXCEPTIONS -

VOTE LEVEL MESSAGE (88700NNN) - You have voted for all trustees except for the following nominee numbers (Speaks trustee number(s)).

CONFIRM MESSAGE -

DEFAULT LEVEL MESSAGE - TO CONFIRM YOUR VOTE, PRESS 1. TO CANCEL YOUR VOTE, PRESS 2.

CANCELED VOTE MESSAGE - Default message.  (Not customizable)

CREF's 2000 Proxy Telephone Script Template


YOUR VOTE HAS BEEN CANCELED. IF YOU WISH TO VOTE THIS CARD OR ANOTHER CARD PRESS 1, OTHERWISE PLEASE HANG UP AND MARK, SIGN, AND RETURN YOUR CARD IN THE ENVELOPE PROVIDED. THANK YOU FOR CALLING.

GOODBYE MESSAGE -

VOTE LEVEL MESSAGE (44440NNN) - Your vote has been successfully recorded. It is not necessary for you to mail in your card. If you wish to vote another card or change your vote, press 1, otherwise please hang up. Thank you.

MISKEY MESSAGE - YOU HAVE ENTERED AN INVALID OPTION. (Not customizable)

DEFAULT ERROR MESSAGE - WE ARE UNABLE TO PROCESS YOUR REQUEST AT THIS TIME. THANK YOU FOR CALLING. (Not customizable)

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[CREF LOGO] COLLEGE RETIREMENT EQUITIES FUND
            2000 PROXY SOLICITED BY THE BOARD OF TRUSTEES

NOW YOU HAVE THE OPTION OF VOTING YOUR PROXIES BY MAIL, INTERNET, OR TELEPHONE - IT'S EASY AND CONFIDENTIAL.

Your Internet or telephone vote authorizes the proxies named on the back of your proxy card to cast your votes in the same manner as if you marked, signed, and returned your card.

Internet and telephone voting is available 24 hours per day, 7 days per week. All votes cast by telephone, Internet, or proxy card must be received by noon (eastern time) on November 14, 2000.

OUR RECORDS SHOW THAT YOU ARE ELIGIBLE TO VOTE ON THE FOLLOWING ITEMS:



   IMPORTANT: CREF PROXY AND TIAA BALLOT HAVE DIFFERENT VOTER CONTROL NUMBERS


                            TO VOTE VIA THE INTERNET

1) Visit the Internet voting site at HTTP://WWW.EPROXYVOTE.COM/TIAA-CREF

2) Enter your 14-digit Voter Control Number in the upper right-hand corner of the ballot below.

3) Follow the instructions on the screen.

4) Your vote will be confirmed at the end of the session.

TO VOTE BY TELEPHONE

1) Dial 1 877 779-8683 on a touch-tone telephone. This is a toll-free call.

2) Enter your 14-digit Voter Control Number in the upper right-hand corner of the ballot below.

3) Follow the recorded instructions.

4) Your vote will be confirmed at the end of the session.

                 If you vote via the Internet or by telephone,
                    please do NOT mail back your proxy card.

                IF YOU VOTE BY MAIL, PLEASE USE BLACK OR BLUE INK
        AND MARK AN X IN THE APPROPRIATE BOXES ON THE PROXY CARD BELOW.

   Detach here if voting by mail. Please sign and date your proxy card before returning it in the postage-paid envelope.

[CREF LOGO]  FIRST NAME LAST NAME
             YOU ARE ELIGIBLE TO VOTE FOR:

VOTER CONTROL NUMBER

SEQUENCE NUMBER

--------------------------------------------------------------------------------
                     THE BOARD OF TRUSTEES RECOMMENDS A VOTE
                               FOR ITEMS 1 AND 2.
--------------------------------------------------------------------------------
1.  Election of Trustees                                    WITHHOLD   VOTE FOR
    Nominees:                                       FOR     FROM ALL  ALL EXCEPT
                                                    [_]        [_]        [_]

                   JOHN H. BIGGS (01), MARTIN J. GRUBER (02),
                           MARJORIE FINE KNOWLES (03),
                            AND ROBERT W. VISHNY (04)

TO WITHHOLD YOUR VOTE FROM ANY NOMINEE, MARK THE "VOTE FOR ALL EXCEPT" BOX ABOVE AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

                                                    FOR      AGAINST    ABSTAIN
2.  Approval of Ernst & Young LLP as auditors.      [_]        [_]        [_]

--------------------------------------------------------------------------------

When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate your full name and title.

SIGNATURE_____________________________________________ DATE_____________________


--------------------------------------------------------------------------------
                     THE BOARD OF TRUSTEES RECOMMENDS A VOTE
                          AGAINST THE FOLLOWING ITEMS.
--------------------------------------------------------------------------------

                                                     FOR      AGAINST    ABSTAIN
3.  Participant proposal I (relating to companies    [_]        [_]        [_]
    supporting gun control) (ALL ACCOUNTS)

4. Participant proposal II (relating to CREF's tobacco-related investments) (ALL ACCOUNTS
    EXCEPT THE SOCIAL CHOICE ACCOUNT)

                                                     FOR      AGAINST    ABSTAIN
    A) Growth                                        [_]        [_]        [_]

    B) Global Equities                               [_]        [_]        [_]

    C) Equity Index                                  [_]        [_]        [_]

    D) Stock                                         [_]        [_]        [_]

                                                     FOR      AGAINST    ABSTAIN
    E) Money Market                                  [_]        [_]        [_]

    F) Bond Market                                   [_]        [_]        [_]

    G) Inflation-Linked Bond                         [_]        [_]        [_]

5.  Participant proposal III (relating to splitting  FOR      AGAINST    ABSTAIN
    CREF's Social Choice Account) (SOCIAL CHOICE     [_]        [_]        [_]
    ACCOUNT ONLY)
--------------------------------------------------------------------------------

                        COLLEGE RETIREMENT EQUITIES FUND

By signing this form, I authorize Edes P. Gilbert, Robert M. Lovell, Jr., and David K. Storrs, singly or together, with power of substitution in each, to represent me and cast my vote at CREF's annual meeting, and any adjournment or postponement thereof. They will vote as I instruct. IF NO DIRECTIONS ARE GIVEN, OR IF THE INSTRUCTIONS ARE CONTRADICTORY, THE PROXIES WILL VOTE (I) FOR THE ELECTION OF ALL LISTED NOMINEES; (II) IN ACCORDANCE WITH THE TRUSTEES' RECOMMENDATIONS ON THE OTHER SUBJECTS LISTED ON THIS CARD; AND (III) AT THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR IF A NOMINEE IS NOT AVAILABLE FOR ELECTION. The CREF annual meeting will be held on November 14, 2000, at 10:00 a.m. at CREF's home office, 730 Third Avenue, New York, New York.

Unless you have voted by Internet or telephone, please sign and date this ballot on the reverse side and return it in the enclosed postage-paid envelope to EquiServe, P.O. Box 9393, Boston, MA 02205-9972. EquiServe has been engaged to tabulate ballots returned by mail to preserve the confidentiality of your ballot.

                      SUGGESTIONS FOR FUTURE CREF NOMINEES

Name:
     ---------------------------------------------------------------------------
Institution:
            --------------------------------------------------------------------

Name:
     ---------------------------------------------------------------------------
Institution:
            --------------------------------------------------------------------

Name:
     ---------------------------------------------------------------------------
Institution:
            --------------------------------------------------------------------

Equiserve Online Proxy Voting

[GRAPHIC OMITTED]   IF YOU HAVE MORE THAN ONE BALLOT YOU MUST VOTE THEM
VOTE BY NET         SEPARATELY. EACH BALLOT HAS A UNIQUE VOTER CONTROL NUMBER.

                    [1] Enter the Voter Control Number that appears in the upper right hand corner on your proxy card.
                        [______________]

                    [2] Enter the last 4 digits of your U.S. Taxpayer
                        Identification (Social Security) Number for this account.
                        [____]

                        IMPORTANT: FOR YOUR VOTE TO BE CAST, THE VOTER CONTROL NUMBER AND THE LAST FOUR DIGITS OF THE U.S. TAXPAYER IDENTIFICATION (SOCIAL SECURITY) NUMBER FOR THIS ACCOUNT MUST MATCH THE NUMBERS ON OUR RECORDS.

                        --------------------------------------------------------

                    [3] Enter your e-mail address to receive an e-mail
                        confirmation of your vote.
                        [______________]

                        Enter your e-mail address again for validation. [______________]

                                                PROCEED

CREF

                             [Test Vote - Results will not be recorded]

[GRAPHIC OMITTED]
VOTE BY NET

WELCOME!

NAME LINE

ADDRESS LINE

CITY, STATE ZIP LINE


                                                PROCEED

                             [Test Vote - Results will not be recorded]

Online Proxy Voting


CREF

                   [Test Vote - Results will not be recorded]

                        College Retirement Equities Fund
                 2000 Proxy Solicited by the Board of Trustees

By submitting this ballot, I authorize Edes P. Gilbert, Robert M. Lovell, Jr., and David K. Storrs, singly or together, with power of substitution in each, to represent me and cast my vote at CREF's annual meeting, and any adjournment or postponement thereof. They will vote as I instruct. IF NO DIRECTIONS ARE GIVEN, OR IF THE INSTRUCTIONS ARE CONTRADICTORY, THE PROXIES WILL VOTE (i) FOR THE ELECTION OF ALL LISTED NOMINEES; (ii) IN ACCORDANCE WITH THE TRUSTEES' RECOMMENDATIONS ON THE OTHER SUBJECTS LISTED ON THIS CARD; AND (iii) AT THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR IF A NOMINEE IS NOT AVAILABLE FOR ELECTION. The CREF annual meeting will be held on November 14, 2000, at 10:00 a.m. at CREF's home office, 730 Third Avenue, New York, New York.

                    The Board of Trustees recommends a vote
                       "FOR" all Nominees for Trustee and
                  "FOR" Approval of the Independent Auditors.

                    The Board of Trustees recommends a vote
                 "AGAINST" Participant Proposals I, II and III.

--------------------------------------------------------------------------------

CHECK THIS BOX TO CAST YOUR VOTE IN ACCORDANCE WITH ALL THE BOARD OF TRUSTEES' RECOMMENDATIONS [_]

                           FOR All Nominees      Withhold
                            (Unless Noted       As To All
                                Below)           Nominees
1. Election of Trustees.         [_]               [_]

   Nominees:
   John H. Biggs, Martin J. Gruber, Marjorie Fine Knowles, and Robert W. Vishny

   Check the box for the Nominee(s) from whom you wish to WITHHOLD your vote:

      [_] John H. Biggs            [_] Martin J. Gruber

      [_] Marjorie Fine Knowles    [_] Robert W. Vishny

                                                       For     Against   Abstain
2. Approval of Ernst & Young LLP as auditors           [_]       [_]       [_]

3. Participant Proposal I (relating to companies       For     Against   Abstain
   supporting gun control) (All accounts)              [_]       [_]       [_]

4. Participant Proposal II (relating to CREF's
   tobacco-related investments) (All accounts
   except the Social Choice Account)
                                                       For     Against   Abstain
      A) Growth                                        [_]       [_]       [_]
                                                       For     Against   Abstain
      B) Global Equities                               [_]       [_]       [_]
                                                       For     Against   Abstain
      C) Equity Index                                  [_]       [_]       [_]
                                                       For     Against   Abstain
      D) Stock                                         [_]       [_]       [_]
                                                       For     Against   Abstain
      E) Money Market                                  [_]       [_]       [_]
                                                       For     Against   Abstain
      F) Bond Market                                   [_]       [_]       [_]
                                                       For     Against   Abstain
      G) Inflation-Linked Bond                         [_]       [_]       [_]

5. Participant proposal III (relating to splitting     For     Against   Abstain
   CREF's Social Choice Account)                       [_]       [_]       [_]
   (Social Choice Account Only)

--------------------------------------------------------------------------------

To submit your vote please click the button below.
(YOUR VOTE WILL NOT BE COUNTED UNTIL THE SUBMIT YOUR VOTE BUTTON IS CLICKED.)

                                SUBMIT YOUR VOTE

                   [Test Vote - Results will not be recorded]
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Online Proxy Voting for CREF


CREF

                            [TEST VOTE - Results will not be recorded]

[GRAPHIC OMITTED]   Please review your vote. If this is incorrect, please use
VOTE BY NET         the Back button on your browser, change your vote and
                    resubmit. Your proxy vote has been recorded as follows:

                    ============================================================
                    1. Election of Trustees.

                    FOR ALL NOMINEES
                    ============================================================
                    2. Approval of Ernst & Young LLP as auditors.

                    FOR
                    ============================================================
                    3. Participant Proposal I (relating to companies supporting gun control)
                       (All accounts)

                    AGAINST
                    ============================================================
                    4. Participant Proposal II (relating to CREF's tobacco-
                       related investments)
                       (All accounts except the Social Choice Account)
                          A) Growth

                    AGAINST
                    ============================================================
                          B) Global Equities

                    AGAINST
                    ============================================================
                          C) Equity Index

                    AGAINST
                    ============================================================
                          D) Stock

                    AGAINST
                    ============================================================
                          E) Money Market

                    AGAINST
                    ============================================================
                          F) Bond Market

                    AGAINST
                    ============================================================
                          G) Inflation-Linked Bond

                    AGAINST
                    ============================================================
                    5. Participant proposal III (relating to splitting
                       CREF's Social Choice Account)
                       (Social Choice Account Only)

                    AGAINST
                    ============================================================

                    If this is correct, please click the Proceed button.

                                                PROCEED

                             [Test Vote - Results will not be recorded]

Online Proxy Voting for CREF


CREF

                             [Test Vote - Results will not be recorded]

[GRAPHIC OMITTED]   Success! Your vote has been cast and will be tabulated by
VOTE BY NET         Equiserve within 24 hours.

                    If you would like to suggest future nominees, please click the proceed button below.

                                                PROCEED

                    You can now vote another BALLOT.

                    TIAA-CREF homepage

                             [Test vote - Results will not be recorded]